UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2004

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51079	13-4085264
(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Cambridge Display Technology Limited 2020 Cambourne Business Park Cambourne, Cambridge, England	CB3 6DW
(Address of Principal Executive Offices)	(Zip Code)

011 44 1223 723555

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On December 29, 2004, Cambridge Display Technology, Inc. (the “Company”) issued 797,695 shares (including 422,610 shares initially deposited into escrow) of its common stock, par value $0.01 per share (the “Common Stock”), to Opsys Management Limited, a company organized under the laws of England and Wales, and an aggregate of 19,736 shares of its Common Stock to two former directors of Opsys Limited, each a resident of the United Kingdom, pursuant to the terms of a Transaction Agreement, dated October 23, 2002, as amended by an Amended and Restated Settlement and Amendment Agreement, dated as of December 14, 2004 (the “Transaction Agreement”), among the Company, Cambridge Display Technology Limited, Opsys Limited, Opsys Management Limited and certain other parties.

These shares were issued to Opsys Management Limited pursuant to the Transaction Agreement in consideration of the acquisition by the Company of all of the outstanding capital stock of Opsys Limited from the shareholders of Opsys Limited, who directed the shares be issued to Opsys Management Limited. Opsys Management Limited holds such shares (and any shares eventually released from escrow) subject to an agreement with the shareholders of Opsys Limited that governs the priority of their right to receive distributions of such shares or the proceeds thereof. The shares, net of certain withholdings for U.K. tax and insurance, were issued to two former directors to discharge indebtedness in the aggregate amount of $411,024 owed by Opsys Limited to them, which the Company became obligated to discharge by issuance of such shares pursuant to the Transaction Agreement.

The shares were issued in reliance upon the exemption from registration provided by Regulation S and Regulation D, Rule 506, of the Securities Act of 1933, as amended (the “Securities Act”). Among Opsys Management Limited, the two former directors and the shareholders of Opsys having some right to distributions from Opsys Management Limited, there were no more than 35 persons who are U.S. Persons and Opsys Management Limited represented that it and each person entitled to receive distributions from it was either not a “U.S. Person” (within the meaning of Regulation S) or if a U.S. person, was an “accredited investor” or, in the case of one such person, had duly appointed a purchaser representative, within the meaning of Regulation D of the Securities Act for purposes of evaluating risks and merit of his investment. Each of Opsys Management Limited and the two former directors represented and acknowledged, inter alia, that the shares of Common Stock issued to it or him had not been registered under the Securities Act of 1933, as amended, and may not be sold without registration thereunder or an applicable exemption therefrom. The certificates representing such shares of Common Stock bear a restrictive legend and stop transfer instructions have been issued to the Company’s stock transfer agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2005

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By:	/s/ Michael Black
Name:	Michael Black
Title:	Vice-President, Finance, and Assistant Secretary

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